Fees Summary	Feb. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 4,855.67
Total Fee Amount	4,855.67
Total Transaction Valuation	35,160,563.50
Total Offset Amount	0.00
Net Fee	$ 0.00